[Seal of the Court]

ORDERED in the Southern District of Florida on March 15, 2012

__/s/ Erik P. Kimball____________________
Erik P. Kimball, Judge

United States Bankruptcy Court

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

WEST PALM BEACH DIVISION

www.flsb.uscourts.gov

In re:	Chapter 11 Case

HearUSA, Inc.,1	Case No. 11-23341-BKC-EPK

Debtor.

_________________________________________/

AMENDED2 ORDER (I) CONDITIONALLY APPROVING DISCLOSURE STATEMENT; (II) ESTABLISHING NOTICE AND DISTRIBUTION RECORD DATES; (III) SETTING DATE FOR CONSOLIDATED HEARING ON (A) FINAL APPROVAL OF AMENDED DISCLOSURE STATEMENT, AND (B) CONFIRMATION OF AMENDED PLAN; (IV) ESTABLISHING AND CONSOLIDATING DEADLINES TO FILE (A) OBJECTIONS TO DISCLOSURE STATEMENT, AND (B) OBJECTIONS TO CONFIRMATION; (V) DETERMINING SOLICITATION OF COMMON SHAREHOLDERS IS NOT REQUIRED; AND (VI) GRANTING RELATED RELIEF

1 The address of the Debtor is c/o Joseph J. Luzinski, Development Specialists, Inc., 200 South Biscayne Boulevard, Suite 1818, Miami, Florida 33131; and the last four digits of the taxpayer identification number of the Debtor are (8248).

2 This Order is amended solely to replace Exhibit 1 which is modified to correspond with dates set forth in this Order.

Critical Dates and Deadlines Established by this Order

CONSOLIDATED HEARING ON FINAL APPROVAL OF THE AMENDED DISCLOSURE STATEMENT, CONFIRMATION OF AMENDED CHAPTER 11 PLAN OF LIQUIDATION, AND APPROVAL OF PROPOSED SETTLEMENTS

DATE AND TIME:

May 7, 2012 at 1:30 p.m.

LOCATION:

Flagler Waterview Building

1515 N. Flagler Drive, Room 801 Courtroom B

West Palm Beach, Florida 33401

DEADLINE FOR DEBTOR TO SERVE PLAN PROCEDURES NOTICE AND PLAN SUMMARY

March 30, 2012

DEADLINE FOR FILING OBJECTIONS TO CONFIRMATION AND/OR PROPOSED SETTLEMENTS CONTAINED IN THE AMENDED PLAN

April 27, 2012

DEADLINE FOR FILING OBJECTIONS TO FINAL APPROVAL OF THE AMENDED DISCLOSURE STATEMENT

April 27, 2012

DEADLINE FOR DEBTOR TO FILE REPORT OF PLAN PROPONENT AND CONFIRMATION AFFIDAVIT

May 2, 2012

NOTICE RECORD DATE

March 19, 2012

DISTRIBUTION RECORD DATE

May 14, 2012

THIS CASE came before the Court for hearing on March 8, 2012 at 1:30 p.m. (the “Hearing”), upon the Motion of HearUSA, Inc. (k/n/a HUSA Liquidating Corporation, Inc.) (the “Debtor”), pursuant to Sections 105(d)(2)(B)(vi), 1124 through 1129 of title 11, United States Code (the “Bankruptcy Code”), Federal Rules of Bankruptcy Procedure 2002, 3017, 3018, and 3020 (the “Bankruptcy Rules”), and 3017-1, 3018-1, and 3020-1(a) of the Local Rules for the Southern District of Florida (the “Local Rules”), for an order (the “Order”) (I) Conditionally Approving Disclosure Statement; (II) Establishing Record Date; (III) Setting Date For Consolidated Hearing On (A) Final Approval of Disclosure Statement, and (B) Confirmation of Plan; (IV) Establishing and Consolidating Deadlines to File (A) Objections to Disclosure Statement, and (B) Objections to Confirmation; (V) Determining Solicitation of Common Shareholders is Not Required; and (VI) Granting Related Relief (the “Plan Procedures Motion”). Contemporaneously with the Plan Procedures Motion, the Debtor filed a disclosure statement (ECF. 657) (as was amended on March 13, 2012 (ECF 702), the “Disclosure Statement”) with respect to a Plan of Liquidation (ECF 656) (as was amended on March 13, 2012 (ECF 703), the “Plan”). Having held the Hearing to consider the relief requested in the Plan Procedures Motion, and having heard the argument of all interested parties noted in the record of the Hearing; upon the record at the Hearing, and all of the proceedings before the Court, the Court hereby finds ,determines, and orders as follows:

Jurisdiction and Venue

A. Consideration of the Plan Procedures Motion and the relief requested therein is a core proceeding pursuant to 28 U.S.C. § 157(b).

B. Venue is proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409.

C. The Court has jurisdiction to consider the Plan Procedures Motion and the relief requested therein in accordance with 28 U.S.C. §§ 157 and 1334.

The Disclosure Statement

D. The Disclosure Statement is conditionally approved. If the Debtor files any further amendments to the Disclosure Statement after entry of this Order and desires the Court to consider conditional approval of such amendments, the Debtor shall file a motion for conditional approval of such further amended disclosure statement and for amendment of the deadlines set forth in this order, if necessary. Any such motion shall include a complete copy of the amended disclosure statement marked to show changes from the Disclosure Statement. The Court will consider any such motion, may enter an order thereon without further notice or hearing, and/or may set a hearing to consider any such motion on an expedited basis.

E. A consolidated hearing on final approval of the Disclosure Statement, and Confirmation of the Plan (the “Consolidated Hearing”) shall be conducted by the Court at the date, time, and location identified above.

Record Dates

F. The Notice Record Date for purposes of identifying of Class 5 shareholders entitled to receive all notices required herein and to be heard in connection with the final approval of the Disclosure Statement, Confirmation of the Plan and approval of the settlements proposed in the Plan is March 19, 2012.

G. The Distribution Record Date for purposes of Distribution3 to Class 5 shareholders and Option Holders under the Plan is May 14, 2012.

H. Those directors, former members of Senior Management, former employees, or any Person who have outstanding option(s) to acquire stock of the Debtor can exercise those options in the manner provided in the Plan at any time on or before the Distribution Record Date.

3 All capitalized terms not otherwise defined in this Order shall have the definitions set forth in the Plan.

I. Any Creditor or Interest Holder who holds an Allowed Claim or Interest as of the date identified above as the “Notice Record Date” shall be entitled to receive all notices required herein and may be heard in connection with the final approval of the Disclosure Statement and Confirmation of the Plan; provided, however, that any Creditor or Interest Holder for which a Claim or Interest is (i) not greater than zero ($0.00); (ii) disallowed, expunged, disqualified, or suspended; or (iii) is otherwise disallowed as of the Notice Record Date, shall not be entitled to be heard in connection with final approval of the Disclosure Statement and Confirmation of the Plan. The Debtor shall have no further obligation to identify subsequent record holders or beneficial holders with respect to trading in the Debtor’s publicly traded common stock after the Notice Record Date for notice purposes, and after the Distribution Record Date for distribution purposes. Distributions on account of Class 5 Interests, with the exception of the Option Holders to be identified, will only be made to Record Holders as of the Distribution Record Date. Neither the Debtor nor the Liquidating Trustee as Disbursing Agent shall have an obligation to make any Distribution to any Person who was not a Record Holder as of the Distribution Record Date. Nothing herein with respect to establishment of the Notice Record Date, or the Distribution Record Date shall preclude the Debtor or Liquidating Trustee from determining whether a Claimant or Interest Holder is entitled to a distribution under the Plan or objecting to the Allowance of any Claim or Interest.

RECORD HOLDERS

J. THOSE RECORD HOLDERS HOLDING EQUITY SECURITIES ON BEHALF OF OTHERS ARE HEREBY DIRECTED TO FORWARD THE PLAN PROCEDURES NOTICE AND PLAN SUMMARY TO THEIR RESPECTIVE BENEFICIAL HOLDERS WITHIN THREE (3) BUSINESS DAYS OF RECEIPT OF SAME.

K. The Debtor is authorized to reimburse the actual costs incurred by record holders relating to forwarding the Plan procedures Notice to their respective beneficial holders; however, the actual costs shall not exceed the amounts set forth in the United States Trustee’s guidelines.

L. Pursuant to Bankruptcy Rule 3017(e), the Court finds that the procedures to be employed by the Debtor as required under this Order are adequate and appropriate for purposes of providing notice to and an opportunity to participate in Distributions under the Plan. The Court has been advised that, in addition to notice provided for in this Order, the Debtor will also file an 8-K with the Securities Exchange Commission setting forth the critical dates established in this Order as an additional method to provide notice to beneficial Class 5 Interest Holders.

Obligations of Debtor

M. On or before the date indicated above as the “DEADLINE FOR DEBTOR TO SERVE PLAN PROCEDURE NOTICE AND PLAN SUMMARY” the Debtor shall serve a notice (the “Plan Procedures Notice”) substantially in the form attached hereto as Exhibit “1”, together with a summary of the Plan (the “Plan Summary”) upon all claimants and creditors as set forth above. The Debtor shall serve the Plan Procedures Notice and the Plan Summary on all equity interest holders of record as of the Notice Record Date as soon as practicable after the Debtor receives the list of equity interest holders from the transfer agent. The Plan Procedures Notice provides all parties in interest with the information necessary to access this Order, the conditionally approved Disclosure Statement, and the Plan from the Debtor’s website for this Chapter 11 Case, www.hearusa-bkc.com, and allows any party to request copies of such documents in either hard copy or compact disk format. With respect to providing notice to Interest Holders, record holders of interests for beneficial holders shall be required to serve notice within three (3) business days of receipt of the Plan Procedures Notice to any beneficial holders of the Debtor’s equity securities. The Debtor shall be authorized to reimburse the actual costs incurred by record holders relating to forwarding the Plan Procedures Notice to beneficial holders, so long as such costs incurred are not in excess of the United States Trustee’s guidelines.

N. The Debtor is hereby excused from solicitation of acceptances and rejection of the Plan to Interest Holders; provided, however, that Interest Holders may appear and participate in the Confirmation process, including the filing of objections to the Plan, Disclosure Statement or Proposed Settlements.

O. The Debtor is hereby excused from serving any Plan-related pleadings to Paid Creditors, including, without limitation, the Plan Procedures Notice; provided, however, that if any Paid Creditor files a response in opposition to the Debtor’s Omnibus Objection to filed or scheduled Claims held or asserted by a Paid Creditor, the Debtor shall serve a copy of the Plan Procedures Notice on such Paid Creditor who shall then also be entitled to be heard in connection with the final approval of the Disclosure Statement and Confirmation of the Plan.

P. The Debtor in conjunction with the Equity Committee shall establish a shareholders “helpline” to be administered by AlixPartners, the Debtor’s Court appointed Communication Consultant, to field and respond to shareholder inquiries, which shall be referenced in the Plan Procedures Notice.

Q. The Debtor in conjunction with the Equity Committee shall compile and post guidelines and answers to “frequently asked questions” regarding the treatment of Creditors and Interest Holders and their rights to distributions under the Plan. The “frequently asked questions” shall be posted on the Debtor’s website for this Chapter 11 Case, www.hearusa-bkc.com, and referenced in the Plan Procedures Notice.

R. On or before 5:00 p.m. on the date indicated above as "DEADLINE FOR DEBTOR TO FILE REPORT OF PLAN PROPONENT(S) AND CONFIRMATION AFFIDAVIT," the Debtor shall file with the Court the Local Form "Certificate of Proponent of Plan on Acceptance of Plan, Report on Amount to be Deposited, Certificate of Amount Deposited and Payment of Fees," and the Local Form "Confirmation Affidavit." The "Confirmation Affidavit" shall set forth the facts upon which the Debtor will rely to satisfy each of the requirements of 11 U.S.C. § 1129. The "Confirmation Affidavit" should be prepared so that by reading it the Court can easily understand the significant terms of the Plan and other material facts relating to confirmation of the Plan. The individual executing the "Confirmation Affidavit" shall be present at the Consolidated Hearing.

S. The Debtor shall file all monthly operating reports and shall pay the United States Trustee the appropriate sum required pursuant to 28 U.S.C. § 1930(a)(6) through the date of Confirmation for pre-confirmation periods. Post confirmation, the Liquidating Trustee shall pay the United States Trustee the appropriate sum required pursuant to 28 U.S.C. § 1930(a)(6) based upon all disbursements from the Liquidating Trust within the time period set forth in 28 U.S.C. § 1930(a)(6), until the earlier of the closing of this case by the issuance of a Final Decree by the Court, or upon entry of an order by this Court dismissing this case or converting this case to another Chapter under the United States Bankruptcy Code. Furthermore, the Liquidating Trustee will timely file with the Court on a calendar basis the Post Confirmation Report for the relevant time periods.

T. If the Debtor does not timely comply with any of the requirements of this order, the Court may impose sanctions at the Consolidated Hearing, without further notice, including dismissal, conversion of the case to chapter 7, or the striking of the Plan. At the Consolidated Hearing, the Court may also consider dismissal or conversion for other cause shown at the request of any party in interest or on the Court's own motion.

Consolidated Hearing to Consider Final Approval of Disclosure Statement and Confirmation of Plan

U. The hearing on final approval of the Disclosure Statement and confirmation of the Plan has been set for the date and time indicated above as "CONSOLIDATED HEARING ON FINAL APPROVAL OF DISCLOSURE STATEMENT, CONFIRMATION OF CHAPTER 11 PLAN AND APPROVAL OF PROPOSED SETTLEMENTS." The Consolidated Hearing may be continued to a future date or dates by notice given in open court at the initial Consolidated Hearing or at any continuance thereof.

Deadline for Filing of Objections to Final Approval of Disclosure Statement, Confirmation of Plan and/or Proposed Settlements

V. The last day for filing and serving objections to final approval of the Disclosure Statement is indicated above as "DEADLINE FOR FILING OBJECTIONS TO FINAL APPROVAL OF THE AMENDED DISCLOSURE STATEMENT," the last day for filing and serving objections to confirmation of the Plan is indicated above as " DEADLINE FOR FILING OBJECTIONS TO CONFIRMATION AND/OR PROPOSED SETTLEMENTS CONTAINED IN THE AMENDED PLAN." A party in interest may file separate objection to approval of any settlement proposed in the Plan without having to file an objection to the Confirmation of the Plan.

Releases and Exculpations

W. Be Advised that the Plan provides for certain releases and exculpations in favor of the Debtor, the Creditors’ Committee, the Equity Committee, the DIP Lender, the Purchaser, each advisor of the Debtor, the Creditors’ Committee, the Equity Committee, Purchaser, the DIP Lender, and each of their respective officers, directors, members, employees, representatives, counsel, advisors, agents, parents, subsidiaries and affiliates, and each of their respective successors and assigns. The Plan also provides for certain releases and exculpations in favor of Siemens from certain claims or causes of action the estate may hold. Please see Sections 13.6 and 13.7 of the Plan for more details.

EXCLUSIVITY

X. The Debtor’s exclusive period is extended through Confirmation.

###

Submitted by:

Brian K. Gart, Esq.

Berger Singerman LLP

350 East Las Olas Blvd., Suite 1000

Fort Lauderdale, FL 33301

Tel: (954) 525-9900

Fax: (954) 523-2872

Email: Bgart@bergersingerman.com

EXHIBIT 1

PLAN PROCEDURES NOTICE

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

WEST PALM BEACH DIVISION

IN RE:	Chapter 11 Case

HEARUSA, INC., 4	Case No. 11-23341-BKC-EPK

Debtor.

________________________________________/

PLAN PROCEDURES NOTICE

PLEASE TAKE NOTICE that on March 13, 2012, the Debtor filed its Amended Plan of Liquidation (ECF 703) (the “Plan”), Amended Disclosure Statement in Connection with Chapter 11 Plan of Liquidation of HearUSA, Inc. (n/k/a HUSA Liquidating Corporation) (ECF 702)(the “Disclosure Statement”) and on February 16, 2012, the Debtor filed its Motion for Order (I) Conditionally Approving Disclosure Statement; (II) Establishing Record Date; (III) Setting Date For Consolidated Hearing On (A) Final Approval of Disclosure Statement, and (B) Confirmation of Plan; (IV) Establishing and Consolidating Deadlines to File (A) Objections to Disclosure Statement, and (B) Objections to Confirmation; (V) Determining Solicitation of Common Shareholders is Not Required; and (VI) Granting Related Relief (ECF 658) (the “Plan Procedures Motion”). On March 13, 2012, the Bankruptcy Court approved the Plan Procedures Motion [ECF ___] (the “Plan Procedures Order”).

PLEASE TAKE FURTHER NOTICE that the Plan Procedures Order provides for (I) conditional approval of the Disclosure Statement; (II) establishing a Record Date for notice purposes of March 19, 2012; (III) establishing a Distribution Record Date of May 14, 2012 for the identification of Common Equity Interest Holders entitled to Distributions under the Plan, except for those Persons who have outstanding option(s) to acquire stock of the Debtor, who may elect a “net exercise” of their options by no later than May 14, 2012; (IV) setting May 7, 2012 at 1:30 p.m. as the date for a combined hearing on (a) final approval of the Disclosure Statement, and (b) Confirmation of the Plan; (V) establishing April 27, 2012 as the deadline to file (a) objections to the Disclosure Statement, (b) objections to Confirmation, and (c) objections to proposed settlements set forth in the Plan; and (VI) a determination that the solicitation of acceptances from the Common Equity Interest Holders is not required. The Confirmation hearing will be held at 1515 N. Flagler Drive, Room 801, Courtroom B, West Palm Beach, Florida.

4 (n/k/a HUSA Liquidating Corporation), the address of the Debtor is c/o Joseph J. Luzinski, Development Specialists, Inc., 200 South Biscayne Boulevard, Suite 1818, Miami, Florida 33131; and the last four digits of the taxpayer identification number of the Debtor are (8248).

The Plan, Plan Summary, Disclosure Statement, and the Plan Procedures Order will be available for review on the website of the Debtor’s appointed claims, noticing and balloting agent, Trustee Services, Inc. (“TSI”), at www.hearUSA-bkc.com, (ii) may be requested by telephone at 1-888-369-8915, and (iii) may be found on the Pacer website, http://ecf.flsb.uscourts.gov, or (iv) by requesting in writing, by telephone, or via email to counsel to the Debtor: Berger Singerman LLP, 1450 Brickell Avenue, Suite 1900, Miami, Florida 33131, Attn: Debi Evans Galler, Esq.; Tel. (305) 755-9500; email dgaller@bergersingerman.com and it will be provided at no expense to the Requesting Party.

PLEASE TAKE FURTHER NOTICE THAT RECORD HOLDERS OF THE DEBTOR’S EQUITY SECURITIES ARE REQUIRED AND DIRECTED TO FORWARD THE PLAN PROCEDURES NOTICE TO BENEFICIAL HOLDERS WITHIN THREE (3) BUSINESS DAYS OF THEIR RECEIPT OF SAME. The Debtor is authorized to reimburse the actual costs incurred by record holders relating to forwarding the Plan Procedures Notice to be served on the record holders to their beneficial holders, provided that the costs do not exceed the United States Trustee’s guidelines.

PLEASE TAKE FURTHER NOTICE that, the Debtor (in conjunction with the Equity Committee) has established a shareholders “helpline” at (888) 369-8915, administered by Alix Partners, the Debtor’s Court appointed Communication Consultant to field and respond to shareholder inquiries. In addition, guidelines, and a Plan Summary regarding their treatment and rights to distribution under the Plan can be found on the Debtor’s website at www.hearUSA-bkc.com.

PLEASE TAKE FURTHER NOTICE THAT this Notice is subject to the fuller terms and conditions of the Plan, Disclosure Statement, Plan Procedures Motion and Plan Procedures Order, which shall control in the event of any conflict and the Debtor encourages parties in interest to review such documents in their entirety.

Dated: March __, 2012.		Respectfully submitted,

BERGER SINGERMAN LLP
Counsel for the Debtor
1450 Brickell Avenue, Suite 1900
Miami, FL 33131
Telephone: (305) 755-9500
Facsimile: (305) 714-4340

	By:	/s/ Debi Evans Galler
Brian K. Gart
Florida Bar No. 381152
bgart@bergersingerman.com
Debi Evans Galler
Florida Bar No. 0985236
dgaller@bergersingerman.com